                                                                  Exhibit No. 99

! B04C_ROLL2.CDI #CMOVER_3.0E WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.143 , subroutines 3.0g1
!! 03/10/2004 3:45 PM
!

!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America

!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."


   COLLAT_GROUPS 1 2 3
!
!
   DEFINE CONSTANT #OrigCollBal = 727316003.43
   DEFINE CONSTANT #OrigCollBal1 = 72913182.60
   DEFINE CONSTANT #OrigCollBal2 = 625885439.62
   DEFINE CONSTANT #OrigCollBal3 = 28517381.21
!
   DEFINE CONSTANT #OrigBondBal = 727316003.43
   DEFINE CONSTANT #OrigBondBal1 = 72913182.60
   DEFINE CONSTANT #OrigBondBal2 = 625885439.62
   DEFINE CONSTANT #OrigBondBal3 = 28517381.21
!
   DEFINE #BondBal1                       = 90910003.43
   DEFINE #BondBal2                       = 628675903.43
   DEFINE #BondBal3                       = 47735903.43
!
       FULL_DEALNAME:    BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-C

!
       DEAL SIZE:        $ 727316003.43
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040301
       SETTLEMENT DATE:  20040330
!
   Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   TRUSTEE_FEE    GROUP 1     0.0035
!
   TRUSTEE_FEE    GROUP 2     0.0035
!
   TRUSTEE_FEE    GROUP 3     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040301 _
       DEAL_FIRSTPAY_DATE         20040425
!
!
   CREDIT_SUPPORT_BASIS GROUP_DEAL
   DEFINE DYNAMIC STICKY #NetRate = (COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 DEFINE DYNAMIC STICKY #NetRate1 = (COLL_I_MISC("COUPON",1))/COLL_PREV_BAL(1)
* 1200
   DEFINE DYNAMIC STICKY #NetRate2 = (COLL_I_MISC("COUPON",2))/COLL_PREV_BAL(2)
* 1200
   DEFINE DYNAMIC STICKY #NetRate3 = (COLL_I_MISC("COUPON",3))/COLL_PREV_BAL(3)
* 1200
!
!
   DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
       36.1   20%
       96.1   30%
       108.1   35%
       120.1   40%
       132.1   45%
       144.1   50%
!
   DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
       36.1   20%
       96.1   30%
       108.1   35%
       120.1   40%
       132.1   45%
       144.1   50%
!
   DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
       360.1   2
!
   DEFINE #COUPON_B = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
   INITIAL INDEX    LIBOR_1YR          1.30
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "1AR", "1A1", "2A1", "2A2", "3A1", "B", "1IO", "2IO", "3IO"

!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block 2006082.60 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.530 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 17212439.62 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) - 0.467919 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 784381.21 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.807 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.530 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "1A1" SEN_FLT
   Block 70907000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.530 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block 451000000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) - 0.549 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block 157673000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) - 0.236 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block 27733000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.807 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "B" JUN_WAC
   Block 20002903.43 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B )

     0     999
!
Tranche "1IO" SEN_IO
   Block 72913182.60 at 0.53 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _ END
( IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
Tranche "2IO" SEN_IO
   Block 625885439.62 at 0.467919 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURMONTH LE 60 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _ END
( IF CURMONTH LT 60 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
Tranche "3IO" SEN_IO
   Block 28517381.21 at 0.807 GROUP 3 FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURMONTH LE 83 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _ END
( IF CURMONTH LT 83 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "B"         NO_BUILD_TRANCHE _
                    = "B", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"
  CLASS "SNR_1" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1" , SUPPORT_CLASSES = "B"

  CLASS "SNR_2" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2" , SUPPORT_CLASSES = "B"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1", SUPPORT_CLASSES = "B"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
   DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #TotSubBalAgg = #SubBal1 + #SubBal2 + #SubBal3
   DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3
   DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
   DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )
!
TRIGGER "CumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3)); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _

        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTriggerAgg" _
        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT     "Unscheduled principal that was intended to be paid to the _
subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1,2,3)/(#OrigSubBal1 + #OrigSubBal2
+ #OrigSubBal3)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _ bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        IMPACT   "Unscheduled principal that was intended to be paid to the _
subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("B#1")
!
  OPTIONAL REDEMPTION:    "Group_1_Roll" _
                          DATE 20070225 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"
!
  OPTIONAL REDEMPTION:    "Group_2_Roll" _
                          DATE 20090325 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _

                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Group_3_Roll" _
                          DATE 20110225 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
    Tranche      Cusip         Stated Maturity
    1AR           XXXXXXXXX     20040425
    1A1           XXXXXXXXX     20340325
    B             XXXXXXXXX     20340325
    3A1           XXXXXXXXX     20340325
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate : #SubsNotGoneAgg = BBAL("B") GT 0.01
!
   calculate : #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate : #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate : #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate : #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate : #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate : #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate : #OrigSenPctAgg = ORIG_BBAL("SNR_1","SNR_2","SNR_3") / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3)
   calculate :  #SenPctAgg     = MIN(1, BBAL("SNR_1","SNR_2","SNR_3") /
(COLL_PREV_BAL(1,2,3)))
!
   calculate : #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")

!
!

   calculate : #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg") calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
                                     GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") AND _
                                                            #Sub2TimesTriggerAgg
!
   calculate : #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct1 + (50% * (1-#SenPct1)) _
                         ELSE #SenPct1 _
                    ELSE #SenPrep1
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct2 + (50% * (1-#SenPct2)) _
                         ELSE #SenPct2 _
                    ELSE #SenPrep2
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct3 + (50% * (1-#SenPct3)) _
                         ELSE #SenPct3 _
                    ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!

   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1   = V0 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1  = V1 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3   = V0 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3  = V1 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = V3
!
!! ******************* CROSS SENIORS DUE TO RAPID PREPAYS **********************
!
   calculate : #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate : #CrossTestAgg = ((#SubBal1 + #SubBal2 + #SubBal3) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)) LT _ #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3) / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3))
!
   calculate : #CrossTest1 =  _
               BBAL("SNR_1")  LT 0.01 AND #CrossTestAgg
!
   calculate : #CrossTest2 =  _
               BBAL("SNR_2")  LT 0.01 AND #CrossTestAgg
!
   calculate : #CrossTest3 =  _
               BBAL("SNR_3")  LT 0.01 AND #CrossTestAgg
!
 calculate:  "SNR_1" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH1 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _

    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP1 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0 ; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC1 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0
!
 calculate:  "SNR_2" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH2 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _
    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP2 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0 ; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC2 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0
!
 calculate:  "SNR_3" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH3 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP3 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC3 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH3 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP3 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC3 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0
!
  calculate : #SenSchedAlloc1   = #SenSchedAlloc1   + #CROSS1SCH2 + #CROSS1SCH3
  calculate : #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 + #CROSS1PRP3 calculate : #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2 + #CROSS1REC3
!
  calculate : #SenSchedAlloc2   = #SenSchedAlloc2   + #CROSS2SCH1 + #CROSS2SCH3
  calculate : #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 + #CROSS2PRP3 calculate : #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1 + #CROSS2REC3
!
  calculate : #SenSchedAlloc3   = #SenSchedAlloc3   + #CROSS3SCH1 + #CROSS3SCH2
  calculate : #SenPrepayAlloc3 = #SenPrepayAlloc3 + #CROSS3PRP1 + #CROSS3PRP2 calculate : #SenRecoverAlloc3 = #SenRecoverAlloc3 + #CROSS3REC1 + #CROSS3REC2
!
!! ***************** END CROSS SENIORS DUE TO RAPID PREPAYS ********************
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched   = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov   = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay  = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "B" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("B")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3

!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2  = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2
   calculate : #SubExcessSub3    = MIN(OPTIMAL_PRINCPMT("SUBORD_3"),  #VS3)
   calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3
   calculate : #RemSubOptPrinc3  = OPTIMAL_PRINCPMT("SUBORD_3") - #SubExcessSub3
   calculate : #RemSubExcessSub  = #RemSubExcessSub1  +  #RemSubExcessSub2   +
#RemSubExcessSub3
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2 +
#RemSubOptPrinc3
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 +   #RemSubExcessSub  *
#RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" ; "GRP3" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2" ; "SNR_3"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1")
------------------------------------
------------------------------------
   calculate :  #P_B = PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1")
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ) pay : CLASS INTEREST PRO_RATA ( "B" ) pay : CLASS INTSHORT PRO_RATA ( "B" )

------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_B )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "B" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("B#1") - BBAL("B")
   calculate :  #SubPrinc1    = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2    = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate :  #SubPrinc3    = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate :  #SubPrincAgg  = #SubPrinc1 + #SubPrinc2 + #SubPrinc3
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" ) - COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate :  #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 +
#ReduceSubord3
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") * (
BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "B#1", "2A1#1",
"2A2#1", "3A1#1" ) - COLL_BAL(1,2,3))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")

------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------

!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040301    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       4.7500000000 (
453475.07 /       453475.07 );       453475.07
0.3750000000 0.3750000000     357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    34   12 SYNC_INT     10.7500000000    2.0000000000
0         0      0                                                   GROUP 1
TEASER
M        2     "3/1 ARM"       WL    00    WAC       5.0000000000 (
482136.16 /       482136.16 );       482136.16
0.3750000000 0.3750000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    35   12 SYNC_INT     11.0000000000    2.0000000000
0         0      0                                                   GROUP 1
TEASER
M        3     "3/1 ARM"       WL    00    WAC       4.4437170596 (
34603296.37 /     34603296.37 );     34603296.37
0.3750000000 0.3750000000     351:1     351:1       352 NO_CHECK ARM LIBOR_1YR
2.2500000000    36   12 SYNC_INT     10.4437170596    2.0000000000
0         0      0                                                   GROUP 1
TEASER

M        4     "3/1 ARM"       WL    00    WAC       4.2601082095 (
37374275.00 /     37374275.00 );     37374275.00
0.3750000000 0.3750000000     360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    37   12 SYNC_INT     10.2601082095    2.0000000000
0         0      0                                                   GROUP 1
TEASER
M        5     "5/1 ARM"       WL    00    WAC       4.2500000000 (
471038.05 /       471038.05 );       471038.05
0.2500000000 0.2500000000     357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    58   12 SYNC_INT      9.2500000000    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 2
TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.8750000000 (
349057.73 /       349057.73 );       349057.73
0.2500000000 0.2500000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    59   12 SYNC_INT      9.8750000000    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 2
TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.6407591215 (
94077654.30 /     94077654.30 );     94077654.30
0.2500000000 0.2500000000     357:1     357:1       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.6407591215    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 2
TEASER
M        8     "5/1 ARM"       WL    00    WAC       4.5706519811 (
101453010.38 /    101453010.38 );    101453010.38
0.2500000000 0.2500000000     355:0     355:0       355 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5706519811    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 2
TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.6116352895 (
2632124.36 /      2632124.36 );      2632124.36
0.2500000000 0.2500000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    59   12 SYNC_INT      9.6116352895    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.5528073441 (
178615134.41 /    178615134.41 );    178615134.41
0.2500000000 0.2500000000     359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5528073441    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5121638567 (
248287420.39 /    248287420.39 );    248287420.39
0.2500000000 0.2500000000     360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5121638567    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        12    "7/1 ARM"       WL    00    WAC       5.8750000000 (
370059.06 /       370059.06 );       370059.06
0.2500000000 0.2500000000     357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    82   12 SYNC_INT     10.8750000000    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 3
TEASER
M        13    "7/1 ARM"       WL    00    WAC       5.2740684008 (
8461462.30 /      8461462.30 );      8461462.30
0.2500000000 0.2500000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    83   12 SYNC_INT     10.2740684008    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 3
TEASER
M        14    "7/1 ARM"       WL    00    WAC       5.4262597620 (
12714739.85 /     12714739.85 );     12714739.85
0.2500000000 0.2500000000     355:1     355:1       356 NO_CHECK ARM LIBOR_1YR

2.2500000000    84   12 SYNC_INT     10.4262597620    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 3
TEASER
M        15    "7/1 ARM"       WL    00    WAC       5.1753805163 (
6971120.00 /      6971120.00 );      6971120.00
0.2500000000 0.2500000000     360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    85   12 SYNC_INT     10.1753805163    2.0000000000
0         0      0  INIT_PERCAP      5.0000000000                    GROUP 3
TEASER

!  B04C_CALL2.CDI  #CMOVER_3.0E  WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.6.143 , subroutines  3.0g1
!!  03/10/2004 3:47 PM
!
!  Modeled in the Intex CMO Modeling  Language,  (B000874397118)
!  which is copyright (c) 2004 by Intex Solutions,  Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical
!Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between
(a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America

!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final
!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

   COLLAT_GROUPS 1 2 3
!
!
   DEFINE CONSTANT #OrigCollBal = 727316003.43
   DEFINE CONSTANT #OrigCollBal1 = 72913182.60
   DEFINE CONSTANT #OrigCollBal2 = 625885439.62
   DEFINE CONSTANT #OrigCollBal3 = 28517381.21
!
   DEFINE CONSTANT #OrigBondBal = 727316003.43
   DEFINE CONSTANT #OrigBondBal1 = 72913182.60
   DEFINE CONSTANT #OrigBondBal2 = 625885439.62
   DEFINE CONSTANT #OrigBondBal3 = 28517381.21
!
   DEFINE #BondBal1                       = 90910003.43
   DEFINE #BondBal2                       = 628675903.43
   DEFINE #BondBal3                       = 47735903.43
!
       FULL_DEALNAME:    BANC OF AMERICA MORTGAGE SECURITIES, SERIES 2004-C

!
       DEAL SIZE:        $ 727316003.43
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040301
       SETTLEMENT DATE:  20040330
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
  TRUSTEE_FEE    GROUP 1     0.0035
!
  TRUSTEE_FEE    GROUP 2     0.0035
!
  TRUSTEE_FEE    GROUP 3     0.0035
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040301 _
       DEAL_FIRSTPAY_DATE         20040425
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = (COLL_I_MISC("COUPON"))/COLL_PREV_BAL * 1200 DEFINE DYNAMIC STICKY #NetRate1 = (COLL_I_MISC("COUPON",1))/COLL_PREV_BAL(1)
* 1200
  DEFINE DYNAMIC STICKY #NetRate2 = (COLL_I_MISC("COUPON",2))/COLL_PREV_BAL(2)
* 1200
  DEFINE DYNAMIC STICKY #NetRate3 = (COLL_I_MISC("COUPON",3))/COLL_PREV_BAL(3)
* 1200
!
!
  DEFINE TABLE "SI_LOSSAAgg" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
  DEFINE TABLE "SI_2TIMESLOSSAgg" (6, 2) = "MONTH" "PCT"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
   DEFINE TABLE "CROSSPREP_2TIMESAgg" (1, 2) = "MONTH" "MULTIPLE"
      360.1   2
!
   DEFINE #COUPON_B = 0
!
TOLERANCE CLEANUP 0.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
   INITIAL INDEX    LIBOR_1YR          1.30
!
DEFINE TRANCHE "SUBORD_1", "SUBORD_2", "SUBORD_3", "1AR", "1A1", "2A1", "2A2", "3A1", "B", "1IO", "2IO", "3IO"

!
!
Tranche "SUBORD_1" MODELING EXCHANGE
   Block  2006082.60 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.530 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "SUBORD_2" MODELING EXCHANGE
   Block 17212439.62 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) -  0.467919 ELSE COLL_NETRATE(2))
     0     99
!
Tranche "SUBORD_3" MODELING EXCHANGE
   Block 784381.21 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) -  0.807 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) -  0.530 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "1A1" SEN_FLT
   Block 70907000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.530 ELSE COLL_NETRATE(1))
     0     99
!
Tranche "2A1" SEN_FLT
   Block 451000000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) - 0.549 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block 157673000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 60 THEN COLL_NETRATE(2) - 0.236 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block 27733000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.807 ELSE COLL_NETRATE(3))
     0     99
!
Tranche "B" JUN_WAC
   Block 20002903.43 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _
          Delay 24 Dated 20040301 Next 20040425
     ( #COUPON_B )

     0     999
!
Tranche "1IO" SEN_IO
   Block 72913182.60 at 0.53 GROUP 1 FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURMONTH LE 35 THEN BBAL("1AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _ END
( IF CURMONTH LT 35 THEN BBAL("1AR#1","1A1#1","SUBORD_1#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
Tranche "2IO" SEN_IO
   Block 625885439.62 at 0.467919 GROUP 2 FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 60 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _ END
( IF CURMONTH LT 60 THEN BBAL("2A1#1","2A2#1","SUBORD_2#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
Tranche "3IO" SEN_IO
   Block 28517381.21 at 0.807 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN
( IF CURMONTH LE 83 THEN BBAL("3A1#1","SUBORD_3#1") ELSE 0 ); _ END
( IF CURMONTH LT 83 THEN BBAL("3A1#1","SUBORD_3#1")  ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20040301 Next 20040425
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
DEFINE  PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20040301 Next 20040425 Settle 20040330
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "SUBORD_1"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "SUBORD_2"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "SUBORD_3"
  CLASS "B"         NO_BUILD_TRANCHE _
                    = "B", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"
  CLASS "SNR_1" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1" , SUPPORT_CLASSES = "B"

  CLASS "SNR_2" WRITEDOWN_BAL PRORATA WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2" , SUPPORT_CLASSES = "B"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1", SUPPORT_CLASSES = "B"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24 Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24 Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24 Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24 Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24 Dated 20040301  Next
20040425 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
   DEFINE DYNAMIC STICKY #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1") DEFINE DYNAMIC STICKY #SubBal1 = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1")) DEFINE DYNAMIC STICKY #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2") DEFINE DYNAMIC STICKY #SubBal2 = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2")) DEFINE DYNAMIC STICKY #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3") DEFINE DYNAMIC STICKY #SubBal3 = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3")) DEFINE DYNAMIC STICKY #TotSubBalAgg = #SubBal1 + #SubBal2 + #SubBal3
   DEFINE DYNAMIC STICKY #TotOrigSubBalAgg = #OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3
   DEFINE DYNAMIC STICKY #ReduceTestAAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSAAgg", "MONTH", "SHIFTR" )
   DEFINE DYNAMIC STICKY #Sub2TimesLossPctAgg = LOOKUP_TBL( "STEP", CURMONTH , "SI_2TIMESLOSSAgg", "MONTH", "PCT" )
!
TRIGGER "CumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3)); _
        TARGETVAL       ( #ReduceTestAAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _

        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        TRIGVAL         LODIFF
!
TRIGGER "ShiftTriggerAgg" _
        FULL_NAME   "Shifting Interest Loss Trigger" _
        DEFINITION "A Shifting Interest Loss Trigger will _
exist after month 84 if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        EFFECTIVE_WHEN ( IF CURMONTH GT 84 THEN TRIG_EFFECTIVE_YES ELSE TRIG_EFFECTIVE_ALWAYSPASS ); _
        IMPACT "Unscheduled principal that was intended to be paid to the _ subordinate bonds will now be directed to the senior bonds." _
        TRIGVAL FORMULA (TRIGGER("CumLossAgg","TRIGVAL"));
!
!
TRIGGER "TwoTimesCumLossAgg" _
        ORIG_TESTVAL    0.00% _
        TESTVAL         (DELINQ_LOSS_ACCUM(1,2,3)/(#OrigSubBal1 + #OrigSubBal2 +
#OrigSubBal3)); _
        TARGETVAL       ( #Sub2TimesLossPctAgg ); _
        ORIG_TARGETVAL  NO_CHECK 20% _
        TRIGVAL         LODIFF
!
TRIGGER "TwoTimesTriggerAgg" _
        FULL_NAME   "Sub Two Times Loss Trigger" _
        DEFINITION "A Sub Two Times Loss Trigger will _
exist if ;_
            cumulative losses as a percentage of the original subordinate _
bond balance are greater than the percentage in the following table; _
                       Month <=          %;  _
                            36           20%;  _
                            96           30%;  _
                            108          35%;  _
                            120          40%;  _
                            132          45%;  _
                            144          50%"_
        IMPACT   "Unscheduled principal that was intended to be paid to the _
subordinate bonds will be directed to the senior bonds earlier than normal." _
        TRIGVAL FORMULA (TRIGGER("TwoTimesCumLossAgg","TRIGVAL"));
!
!
  DEFINE DYNAMIC #COUPON_B = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("B#1")
!
  OPTIONAL REDEMPTION:    "Cleanup_Call" _
                          DEAL_FRAC 10% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!

 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           NO_Compensate SUBORDINATED ACCUM
!
    Tranche      Cusip         Stated Maturity
    1AR           XXXXXXXXX     20040425
    1A1           XXXXXXXXX     20340325
    B             XXXXXXXXX     20340325
    3A1           XXXXXXXXX     20340325
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate : #SubsNotGoneAgg = BBAL("B") GT 0.01
!
   calculate : #OrigSenPct1  = ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate : #SenPct1 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 1
!
   calculate : #OrigSenPct2  = ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate : #SenPct2 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 1
!
   calculate : #OrigSenPct3  = ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate : #SenPct3 = _
               IF #SubsNotGoneAgg _
               THEN MIN(1, BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 1
!
   calculate : #OrigSenPctAgg = ORIG_BBAL("SNR_1","SNR_2","SNR_3") / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3)
   calculate : #SenPctAgg      = MIN(1, BBAL("SNR_1","SNR_2","SNR_3") /
(COLL_PREV_BAL(1,2,3)))
!
   calculate : #ShiftTestAgg = NOT TRIGGER("ShiftTriggerAgg")

!
!
   calculate : #Sub2TimesTriggerAgg = NOT TRIGGER("TwoTimesTriggerAgg") calculate : #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") _
                                    GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3") AND _
                                                            #Sub2TimesTriggerAgg
!
   calculate : #SenPctFailAgg = (#SenPctAgg > #OrigSenPctAgg)
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _

               ELSE #SenPct1 + SHIFT%(1) * (1-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct2 + SHIFT%(2) * (1-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE #SenPct3 + SHIFT%(3) * (1-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#ShiftTestAgg)
!
!
   calculate : #SenPrep1 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct1 + (50% * (1-#SenPct1)) _
                         ELSE #SenPct1 _
                    ELSE #SenPrep1
!
   calculate : #SenPrep2 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct2 + (50% * (1-#SenPct2)) _
                         ELSE #SenPct2 _
                    ELSE #SenPrep2
!
   calculate : #SenPrep3 = _
               IF #SenPctFailAgg _
               THEN 1 _
               ELSE IF #Sub2TimesTestAgg _
                    THEN IF CURMONTH LE 36 _
                         THEN #SenPct3 + (50% * (1-#SenPct3)) _
                         ELSE #SenPct3 _
                    ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1  FRACTION LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1  FRACTION LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT   LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1   = V0 * COLL_P_SCHED(1)
  calculate : #SenPrepayAlloc1  = V1 * COLL_P_PREPAY(1)
  calculate : #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2  FRACTION LIMIT V0  = #SenPct2 , _

  NO_CHECK PREPAY        GROUP 2  FRACTION LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT   LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2   = V0 * COLL_P_SCHED(2)
  calculate : #SenPrepayAlloc2  = V1 * COLL_P_PREPAY(2)
  calculate : #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3  FRACTION LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3  FRACTION LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT   LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3   = V0 * COLL_P_SCHED(3)
  calculate : #SenPrepayAlloc3  = V1 * COLL_P_PREPAY(3)
  calculate : #SenRecoverAlloc3 = V3
!
!! ********************* CROSS SENIORS DUE TO RAPID PREPAYS ********************
!
   calculate : #SubMultipleAgg = LOOKUP_TBL( "STEP", CURMONTH , "CROSSPREP_2TIMESAgg", "MONTH", "MULTIPLE" )
!
   calculate : #CrossTestAgg = ((#SubBal1 + #SubBal2 + #SubBal3) / (COLL_PREV_BAL(1) + COLL_PREV_BAL(2) + COLL_PREV_BAL(3)) LT _
               #SubMultipleAgg * (#OrigSubBal1 + #OrigSubBal2 + #OrigSubBal3) / (#OrigCollBal1 + #OrigCollBal2 + #OrigCollBal3))
!
   calculate :  #CrossTest1 =  _
              BBAL("SNR_1")  LT 0.01 AND #CrossTestAgg
!
   calculate :  #CrossTest2 =  _
              BBAL("SNR_2")  LT 0.01 AND #CrossTestAgg
!
   calculate :  #CrossTest3 =  _
              BBAL("SNR_3")  LT 0.01 AND #CrossTestAgg
!
 calculate:  "SNR_1" _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH1 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP1 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC1 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_1")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH1 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _
    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP1 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0 ; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC1 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_1")/BBAL("SNR_1","SNR_2") ELSE 0
!
 calculate:  "SNR_2" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH2 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP2 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _

    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC2 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_2")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 3   AMOUNT LIMIT #CROSS3SCH2 = IF #CrossTest3 THEN
(COLL_P_SCHED(3)   - #SenSchedAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2")
ELSE 0 ; _
    PREPAY        GROUP 3   AMOUNT LIMIT #CROSS3PRP2 = IF #CrossTest3 THEN
(COLL_P_PREPAY(3) - #SenPrepayAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0 ; _
    RECOVER       GROUP 3   AMOUNT LIMIT #CROSS3REC2 = IF #CrossTest3 THEN
(DELINQ_RECOVER(3) - #SenRecoverAlloc3) * BBAL("SNR_2")/BBAL("SNR_1","SNR_2") ELSE 0
!
 calculate:  "SNR_3" _
    SCHEDULED     GROUP 1   AMOUNT LIMIT #CROSS1SCH3 = IF #CrossTest1 THEN
(COLL_P_SCHED(1)   - #SenSchedAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 1   AMOUNT LIMIT #CROSS1PRP3 = IF #CrossTest1 THEN
(COLL_P_PREPAY(1) - #SenPrepayAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 1   AMOUNT LIMIT #CROSS1REC3 = IF #CrossTest1 THEN
(DELINQ_RECOVER(1) - #SenRecoverAlloc1) * BBAL("SNR_3")/BBAL("SNR_2","SNR_3") ELSE 0 ; _
    SCHEDULED     GROUP 2   AMOUNT LIMIT #CROSS2SCH3 = IF #CrossTest2 THEN
(COLL_P_SCHED(2)   - #SenSchedAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3")
ELSE 0 ; _
    PREPAY        GROUP 2   AMOUNT LIMIT #CROSS2PRP3 = IF #CrossTest2 THEN
(COLL_P_PREPAY(2) - #SenPrepayAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0 ; _
    RECOVER       GROUP 2   AMOUNT LIMIT #CROSS2REC3 = IF #CrossTest2 THEN
(DELINQ_RECOVER(2) - #SenRecoverAlloc2) * BBAL("SNR_3")/BBAL("SNR_1","SNR_3") ELSE 0
!
  calculate : #SenSchedAlloc1   = #SenSchedAlloc1   + #CROSS1SCH2 + #CROSS1SCH3
  calculate : #SenPrepayAlloc1 = #SenPrepayAlloc1 + #CROSS1PRP2 + #CROSS1PRP3 calculate : #SenRecoverAlloc1 = #SenRecoverAlloc1 + #CROSS1REC2 + #CROSS1REC3
!
  calculate : #SenSchedAlloc2   = #SenSchedAlloc2   + #CROSS2SCH1 + #CROSS2SCH3
  calculate : #SenPrepayAlloc2 = #SenPrepayAlloc2 + #CROSS2PRP1 + #CROSS2PRP3 calculate : #SenRecoverAlloc2 = #SenRecoverAlloc2 + #CROSS2REC1 + #CROSS2REC3
!
  calculate : #SenSchedAlloc3   = #SenSchedAlloc3   + #CROSS3SCH1 + #CROSS3SCH2
  calculate : #SenPrepayAlloc3 = #SenPrepayAlloc3 + #CROSS3PRP1 + #CROSS3PRP2 calculate : #SenRecoverAlloc3 = #SenRecoverAlloc3 + #CROSS3REC1 + #CROSS3REC2
!
!! ******************* END CROSS SENIORS DUE TO RAPID PREPAYS ******************
!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _

  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched  = #SubSched1  + #SubSched2  + #SubSched3
   calculate : #SubRecov  = #SubRecov1  + #SubRecov2  + #SubRecov3
   calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "B" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT
!
   calculate : #ExcessSub   = EXCESS_SUB_AMT("B")
!
   calculate : #ExcessSub1 = #ExcessSub * BBAL("SNR_1") / BBAL("SNR_1","SNR_2","SNR_3")
   calculate : #ExcessSub2 = #ExcessSub * BBAL("SNR_2") / BBAL("SNR_1","SNR_2","SNR_3")
   calculate : #ExcessSub3 = #ExcessSub * BBAL("SNR_3") / BBAL("SNR_1","SNR_2","SNR_3")
!
  calculate : "SNR_1" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS1 = #ExcessSub1
!
  calculate : "SNR_2" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS2 = #ExcessSub2
!
  calculate : "SNR_3" _
   NO_CHECK EXCESS_SUB_AMT AMOUNT LIMIT #VS3 = #ExcessSub3
!
   calculate : #SubExcessSub1    = MIN(OPTIMAL_PRINCPMT("SUBORD_1"), #VS1)
   calculate : #RemSubExcessSub1 = #VS1 - #SubExcessSub1
   calculate : #RemSubOptPrinc1  = OPTIMAL_PRINCPMT("SUBORD_1") - #SubExcessSub1
   calculate : #SubExcessSub2    = MIN(OPTIMAL_PRINCPMT("SUBORD_2"), #VS2)
   calculate : #RemSubExcessSub2 = #VS2 - #SubExcessSub2
   calculate : #RemSubOptPrinc2  = OPTIMAL_PRINCPMT("SUBORD_2") - #SubExcessSub2
   calculate : #SubExcessSub3    = MIN(OPTIMAL_PRINCPMT("SUBORD_3"), #VS3)
   calculate : #RemSubExcessSub3 = #VS3 - #SubExcessSub3
   calculate : #RemSubOptPrinc3  = OPTIMAL_PRINCPMT("SUBORD_3") -
#SubExcessSub3
   calculate : #RemSubExcessSub = #RemSubExcessSub1 + #RemSubExcessSub2 + #RemSubExcessSub3
   calculate : #RemSubOptPrinc   = #RemSubOptPrinc1 + #RemSubOptPrinc2 +
#RemSubOptPrinc3
!
   calculate : #TotSubExcessSub1 = -1 * (#SubExcessSub1 + #RemSubExcessSub * #RemSubOptPrinc1/#RemSubOptPrinc)
   calculate : #TotSubExcessSub2 = -1 * (#SubExcessSub2 + #RemSubExcessSub * #RemSubOptPrinc2/#RemSubOptPrinc)
   calculate : #TotSubExcessSub3 = -1 * (#SubExcessSub3 + #RemSubExcessSub * #RemSubOptPrinc3/#RemSubOptPrinc)
!
  calculate : "SUBORD_1" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub1
!
  calculate : "SUBORD_2" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub2
!
  calculate : "SUBORD_3" _
   NO_CHECK NEG_OK CUSTOM AMOUNT           = #TotSubExcessSub3
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1" ; "GRP2" ; "GRP3" )
         pay :  CLASS ENTIRETY PRO_RATA ( "SNR_1" ; "SNR_2" ; "SNR_3"  )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1")
------------------------------------
------------------------------------
   calculate :  #P_B = PRINCPMT("SUBORD_1#1","SUBORD_2#1","SUBORD_3#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "B" )
         pay :  CLASS INTSHORT PRO_RATA  ( "B" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_B )
         pay :  CLASS BALANCE  SEQUENTIAL ( "B" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ("GRP1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "B" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------

!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("B#1") - BBAL("B")
   calculate :  #SubPrinc1    = BBAL("SUBORD_1#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2    = BBAL("SUBORD_2#1") - BBAL("SUBORD_2")
   calculate :  #SubPrinc3    = BBAL("SUBORD_3#1") - BBAL("SUBORD_3")
   calculate :  #SubPrincAgg  = #SubPrinc1 + #SubPrinc2 + #SubPrinc3
   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / #SubPrincAgg calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / #SubPrincAgg calculate : #PrincReduce3 = #PrincReduce * #SubPrinc3 / #SubPrincAgg
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate : #ReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" ) - COLL_BAL(1)))
   calculate : #ReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" ) - COLL_BAL(2)))
   calculate : #ReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL( "3A1#1", "SUBORD_3#1" ) - COLL_BAL(3)))
   calculate : #TotReduceSubord = #ReduceSubord1 + #ReduceSubord2 +
#ReduceSubord3
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #ReduceSubord1 )
------------------------------------
   calculate : #IncreaseSubord1 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(1) - BBAL( "1AR#1", "1A1#1", "SUBORD_1#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_1#1", BY #IncreaseSubord1 )
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #ReduceSubord2 )
------------------------------------
   calculate : #IncreaseSubord2 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(2) - BBAL( "2A1#1", "2A2#1", "SUBORD_2#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_2#1", BY #IncreaseSubord2 )
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #IncreaseSubord3 = MAX(0, MIN( #TotReduceSubord, COLL_BAL(3) - BBAL( "3A1#1", "SUBORD_3#1" )))
------------------------------------
        when :  IS_THERE ( "B#1" )
         pay :  INCREMENT ( BALANCE "SUBORD_3#1", BY #IncreaseSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MAX(0, MIN( BBAL("SUBORD_1#1"), BBAL("SUBORD_1#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord2 = MAX(0, MIN( BBAL("SUBORD_2#1"), BBAL("SUBORD_2#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
   calculate : #MoreReduceSubord3 = MAX(0, MIN( BBAL("SUBORD_3#1"), BBAL("SUBORD_3#1") / BBAL("SUBORD_1#1", "SUBORD_2#1", "SUBORD_3#1") *
( BBAL("1AR#1", "1A1#1", "SUBORD_1#1", "2A1#1", "2A2#1", "SUBORD_2#1", "3A1#1",
"SUBORD_3#1") - COLL_BAL(1,2,3))))
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("SUBORD_2#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_1#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_3#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_2#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("B#1") GT 0.01 ) AND (( BBAL("SUBORD_1#1") LT
0.01 ) OR ( BBAL("SUBORD_2#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "SUBORD_3#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate :  #WriteDown = MAX(0, BBAL( "1AR#1", "1A1#1", "B#1", "2A1#1",
"2A2#1", "3A1#1" ) - COLL_BAL(1,2,3))
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "B#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","SUBORD_1#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","SUBORD_2#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","SUBORD_3#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay : CLASS BALANCE SEQUENTIAL ( "GRP1" ) pay : CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )

------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_1#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "SUBORD_1#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_2#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "SUBORD_2#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("SUBORD_3#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "SUBORD_3#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "B#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare

SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040301    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM
Gross  #mos  #mos   P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
Index          Margin ToRst RstPer ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1 ARM"       WL    00    WAC       4.7500000000 (
453475.07 /       453475.07 );       453475.07
0.3750000000 0.3750000000     357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    34   12 SYNC_INT     10.7500000000    2.0000000000
0         0      0                                                   GROUP 1
TEASER
M        2     "3/1 ARM"       WL    00    WAC       5.0000000000 (
482136.16 /       482136.16 );       482136.16
0.3750000000 0.3750000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    35   12 SYNC_INT     11.0000000000    2.0000000000
0         0      0                                                   GROUP 1
TEASER
M        3     "3/1 ARM"       WL    00    WAC       4.4437170596 (
34603296.37 /     34603296.37 );     34603296.37
0.3750000000 0.3750000000     351:1     351:1       352 NO_CHECK ARM LIBOR_1YR
2.2500000000    36   12 SYNC_INT     10.4437170596    2.0000000000
0         0      0                                                   GROUP 1
TEASER
M        4     "3/1 ARM"       WL    00    WAC       4.2601082095 (
37374275.00 /     37374275.00 );     37374275.00
0.3750000000 0.3750000000     360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    37   12 SYNC_INT     10.2601082095    2.0000000000
0         0      0                                                   GROUP 1
TEASER
M        5     "5/1 ARM"       WL    00    WAC       4.2500000000 (
471038.05 /       471038.05 );       471038.05
0.2500000000 0.2500000000     357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    58   12 SYNC_INT      9.2500000000    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        6     "5/1 ARM"       WL    00    WAC       4.8750000000 (
349057.73 /       349057.73 );       349057.73

0.2500000000 0.2500000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    59   12 SYNC_INT      9.8750000000    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        7     "5/1 ARM"       WL    00    WAC       4.6407591215 (
94077654.30 /     94077654.30 );     94077654.30
0.2500000000 0.2500000000     357:1     357:1       358 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.6407591215    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        8     "5/1 ARM"       WL    00    WAC       4.5706519811 (
101453010.38 /    101453010.38 );    101453010.38
0.2500000000 0.2500000000     355:0     355:0       355 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5706519811    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 2
TEASER
M        9     "5/1 ARM IO"    WL    00    WAC       4.6116352895 (
2632124.36 /      2632124.36 );      2632124.36
0.2500000000 0.2500000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    59   12 SYNC_INT      9.6116352895    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        10    "5/1 ARM IO"    WL    00    WAC       4.5528073441 (
178615134.41 /    178615134.41 );    178615134.41
0.2500000000 0.2500000000     359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    60   12 SYNC_INT      9.5528073441    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        11    "5/1 ARM IO"    WL    00    WAC       4.5121638567 (
248287420.39 /    248287420.39 );    248287420.39
0.2500000000 0.2500000000     360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    61   12 SYNC_INT      9.5121638567    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2
TEASER
M        12    "7/1 ARM"       WL    00    WAC       5.8750000000 (
370059.06 /       370059.06 );       370059.06
0.2500000000 0.2500000000     357:3     357:3       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    82   12 SYNC_INT     10.8750000000    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        13    "7/1 ARM"       WL    00    WAC       5.2740684008 (
8461462.30 /      8461462.30 );      8461462.30
0.2500000000 0.2500000000     358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    83   12 SYNC_INT     10.2740684008    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        14    "7/1 ARM"       WL    00    WAC       5.4262597620 (
12714739.85 /     12714739.85 );     12714739.85
0.2500000000 0.2500000000     355:1     355:1       356 NO_CHECK ARM LIBOR_1YR
2.2500000000    84   12 SYNC_INT     10.4262597620    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 3
TEASER
M        15    "7/1 ARM"       WL    00    WAC       5.1753805163 (
6971120.00 /      6971120.00 );      6971120.00
0.2500000000 0.2500000000     360:0     360:0       360 NO_CHECK ARM LIBOR_1YR
2.2500000000    85   12 SYNC_INT     10.1753805163    2.0000000000
0         0      0  INIT_PERCAP 5.0000000000                            GROUP 3
TEASER